UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

May 2, 2014
___________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THERMO FISHER SCIENTIFIC INC.

Item 8.01          Other Events

    With the completion of our acquisition of Life Technologies, we have established a new reporting segment, called Life Sciences Solutions. Effective January 1, 2014, the company’s financial performance is reported in four segments reflecting the following changes:

•	The new Life Sciences Solutions segment consists of the majority of the former Life Technologies businesses and Thermo Fisher biosciences businesses.

•	Thermo Fisher’s global chemicals business has moved from the Biosciences business in the Analytical Technologies segment to the Laboratory Products and Services segment.

•	Thermo Fisher’s Analytical Technologies segment has been renamed the Analytical Instruments segment to reflect the transfer of the biosciences businesses to other segments, as mentioned above.

•	Two small specialty diagnostics businesses within Life Technologies have become part of the Specialty Diagnostics segment.

    The results of the biosciences businesses were reported as part of the Life Sciences Solutions segment or the Laboratory Products and Services segment, as described above, for each period presented in the Company’s first quarter 2014 Quarterly Report on Form 10-Q filed with the SEC on May 2, 2014.

    Exhibit 99.1 of this Form 8-K updates Items 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”), which was filed with the Securities and Exchange Commission on February 27, 2014, to reflect the new segment and reclassification of segment information discussed above. The segment reclassification had no effect on the Company’s historical reported net income or earnings per share.

    The information set forth in Exhibit 99.1 continues to report and disclose information as of February 27, 2014, the date the 2013 Form 10-K was filed, and the Company has not updated or amended the disclosures contained therein to reflect events that have occurred since the filing of the 2013 Form 10-K, or modified or updated those disclosures in any way other than as required to update the segment disclosures for all periods presented to reflect the transfer of the biosciences businesses from the Analytical Technologies segment to the Life Sciences Solutions segment and the Laboratory Products and Services segment, as described above. Accordingly, Exhibit 99.1 should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the 2013 Form 10-K.

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2014, under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investors” section of our Website under the heading “SEC Filings.”  Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the Life Technologies acquisition may not materialize as expected. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits

(d)       Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Form 10-K Item 8. Financial Statements and Schedule
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Label Linkbase Document.
101.PRE	XBRL Taxonomy Presentation Linkbase Document.

Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2013, and 2012 (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011, (v) Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011 and (vi) Notes to Consolidated Financial Statements.

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THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 2nd day of May, 2014.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Vice President and Chief Accounting Officer

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